INVENTORIES	12 Months Ended
Dec. 31, 2020
Inventories [Abstract]
INVENTORIES
Inventories
Inventories are valued at the lower of cost or net realisable value and cost is determined using the first-in, first-out (FIFO) method. Inventories consist of raw materials, supplies (primarily including concentrate, other ingredients and packaging) and finished goods, which also include direct labour, indirect production and overhead costs. Cost includes all costs incurred to bring inventories to their present location and condition. Spare parts are recorded as assets at the time of purchase and are expensed as utilised. Net realisable value is the estimated selling price in the ordinary course of business, less the estimated costs necessary to complete and sell the inventory.
The following table summarises the inventory outstanding in the consolidated statement of financial position as at the dates presented:

	31 December 2020	31 December 2019
	€ million	€ million
Finished goods	389	408
Raw materials and supplies	210	232
Spare parts	82	83
Total inventories	681	723
Write downs of inventories to net realisable value totalled €29 million and €25 million for the years ended 31 December 2020 and 31 December 2019 respectively. Included in 2020 were finished good write downs of approximately €17 million related to COVID-19. These write downs, which were principally related to bag in box and glass packages, were included in cost of sales on the consolidated income statement. None of the write downs for inventory that has been destroyed or provided for at the year end were subsequently reversed.